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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington , D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 13, 1998
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                        1-10899                     13-2744380
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                     11042-0020
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(Address of principal                                       (zip code)
executive offices)

                                  516/869-9000
                             ----------------------------
                             Registrant's telephone,
                             including area code

                                 Not Applicable
-------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

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                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                CURRENT REPORT
                                      ON
                                   FORM 8-K

Item 5.  Other Events

         Attached and incorporated by reference as Exhibit 99.1 and Exhibit 99.2, respectively, are copies of (1) a press release of Kimco Realty Corporation and The Price REIT, Inc. announcing the signing of a definitive agreement to merge the two companies and (2) the agreement and plan of merger among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc. dated as of January 13, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

3.5 Form of Articles Supplementary to the 7.5% Class D Cumulative Convertible Preferred Stock, par value $1.00 per share of Kimco Realty Corporation.

99.1 Press release dated January 14, 1998 announcing the signing of a definitive agreement to merge Kimco Realty Corporation and The Price REIT, Inc.

99.2 The agreement and plan of merger among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc. dated as of January 13, 1998.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Kimco Realty Corporation
                                             ------------------------
                                                    Registrant
Date:  January 20, 1998
                                             By:  /s/ Michael V. Pappagallo
                                                  ----------------------------
                                                  Michael V. Pappagallo
                                                  Chief Financial Officer